BLACKROCK LIQUIDITY FUNDS

TempCash

TempFund

BlackRock Liquid Federal Trust Fund

FedFund

T-Fund

Treasury Trust Fund

California Money Fund

MuniCash

New York Money Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated September 29, 2023 to the Statement of Additional Information

of the Funds dated February 28, 2023, as supplemented to date:

The Securities and Exchange Commission (“SEC”) approved new amendments to the rules governing money market funds in July 2023. Among the changes, the SEC adopted rules that (1) remove the ability of money market funds to impose redemption gates except when liquidating, (2) remove a money market fund’s level of weekly liquid assets as a determining factor governing whether a money market fund may or must impose a liquidity fee and (3) allow stable net asset value money market funds, subject to Board approval and shareholder disclosures, to permit share cancellation (sometimes also referred to as “reverse distribution”) mechanisms to be used to maintain a stable price per share during times when the U.S. is experiencing negative interest rates. The compliance date for these amendments is October 2, 2023. Additional amendments to the rules governing money market funds will need to be complied with at different times over the next year.

Consequently, effective October 2, 2023, the Funds’ Statement of Additional Information is amended as follows:

The section of the Statement of Additional Information entitled “Additional Purchase and Redemption Information—General” is hereby amended to revise the fifth paragraph of such section by deleting clause (g) in its entirety.

The section of the Statement of Additional Information entitled “Additional Purchase and Redemption Information—General” is hereby amended to delete the last paragraph thereof in its entirety and replace it with the following:

The Board will be permitted to impose a discretionary liquidity fee on redemptions from each Institutional Fund (up to 2%). Please see the Funds’ prospectuses for additional information about discretionary liquidity fees.

The section of the Statement of Additional Information entitled “Additional Information Concerning Taxes” is hereby amended to delete the fifteenth, sixteenth and seventeenth paragraphs thereof in their entirety and replace them with the following:

If any Fund (other than Government Fund) imposes a discretionary liquidity fee on share redemptions, the amount that would ordinarily be payable to a redeeming shareholder of the Fund will be reduced, consequently reducing the amount of gain, or increasing the amount of loss, that would otherwise be reportable for income tax purposes. The discretionary liquidity fee cannot be separately claimed as a deduction.

Any such discretionary liquidity fee will constitute an asset of the imposing Fund and will serve to benefit non-redeeming shareholders. If such fees were distributed to non-redeeming shareholders, the tax treatment would be similar to the tax treatment of distributions described in this section. However, the Funds do not intend to distribute such fees to non-redeeming shareholders. Such fees may, however, raise an Institutional Fund’s

NAV, increasing the taxable income or reducing the deductible losses of shareholders that redeem their shares at a later time when such fees are not being charged. If a Fund receives discretionary liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time. However, due to a lack of guidance, the tax consequences of liquidity fees to the Fund and the shareholders is unclear and may differ from that described in this section.

Should a negative interest rate scenario ever occur that causes a Government Fund to have a negative gross yield, the fund may account for the negative gross yield by either using a floating NAV or a reverse distribution mechanism that seeks to maintain a stable NAV of the fund by cancelling shareholders’ shares in the amount of the negative gross yield. Under a reverse distribution mechanism, shareholders in a fund would observe a stable share price but a declining number of shares for their investment. After a cancellation of shares, the basis of eliminated shares would be added to the basis of shareholders’ remaining fund shares, and any shareholders disposing of shares at that time may recognize a capital loss unless the “wash sale” rules apply. Dividends, including dividends reinvested in additional shares of a fund, will nonetheless be fully taxable, even if the number of shares in shareholders’ accounts has been reduced as described above. However, due to a lack of guidance regarding the cancellation of shares, the tax consequences of such cancellation of shares to the Fund and the shareholders is unclear and may differ from that described in this section.

The section of the Statement of Additional Information entitled “Investment Strategies, Risks and Policies—Investment Strategies and Policies” is hereby amended to add a new section entitled “Negative Interest Rate Scenarios” in the proper alphabetical order as follows:

Negative Interest Rate Scenarios. Should a negative interest rate scenario ever occur that causes a government money market fund to have a negative gross yield, the fund may account for the negative gross yield by either using a floating NAV or a reverse distribution mechanism that seeks to maintain a stable net asset value of the fund by cancelling shareholders’ shares in the amount of the negative gross yield. If a fund converts to a floating NAV, any losses the fund experiences due to negative interest rates will be reflected in a declining NAV per share. Under a reverse distribution mechanism, shareholders in a fund would observe a stable share price but a declining number of shares for their investment. This means that such an investor would lose money when the fund cancels shares. In either situation, the Board will need to determine that the approach is in the best interests of the fund and will need to ensure shareholders are provided adequate disclosures around the consequences of the approach chosen by the Board for the fund.

Shareholders should retain this Supplement for future reference.

SAI-BLF-0923SUP2

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